UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                        Date of Report: January 17, 2006
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         0-06217                      94-1672743
   --------                         -------                      ----------
  (State of                       (Commission                  (IRS Employer
incorporation)                    File Number)               Identification No.)

2200 Mission College Blvd., Santa Clara, California              95054-1549
---------------------------------------------------              ----------
      (Address of principal executive offices)                   (Zip Code)

                                 (408) 765-8080
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4c))

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Item 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the fourth quarter and fiscal year ended December 31, 2005 and forward-looking statements relating to 2006 and the first quarter of 2006 as presented in a press release of January 17, 2006.

                  Also included in Exhibit 99.1 under the heading "Supplemental Operating Segment Results and Other Information" is certain unaudited annual and quarterly financial information for the company's operating segments, presented on a basis that reflects the revised operating segments of the company effective as of the fourth quarter of 2005. The Flash Memory Group, which had previously been part of the Mobility Group, became a separate operating segment in the fourth quarter. The historical financial information presented under the new organizational structure does not in any way restate or revise the financial position, results of operations or cash flows of Intel Corporation as set forth in any previously reported consolidated balance sheet, consolidated statement of income or consolidated statement of cash flows of the company. This information is provided as supplemental financial information that may be of interest to Intel Corporation stockholders.

                  The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                  In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles
                  (GAAP), the Business Outlook statements in the company's earnings release contain non-GAAP financial measures that exclude the effects of share-based compensation expense and the requirements of SFAS No. 123(R), "Share-based Payment" ("123R"). Commencing with its first quarter 2006 earnings release, the company's earnings releases will include non-GAAP financial measures of its financial results for the reporting period that exclude the income statement effects of share-based compensation and the effects of 123R upon the number of diluted shares used in calculating non-GAAP earnings per share. The non-GAAP financial measures disclosed by the company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

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                  The company will apply the modified prospective method of
                  adoption of 123R, under which the effects of 123R will be reflected in the company's GAAP financial statement presentations for and after the first quarter 2006, but will not be reflected in results for prior periods. Gross margin, expenses (research and development and marketing, general and administrative), operating income, income taxes, net income and earnings per share (EPS) are the primary financial measures management uses for planning and forecasting future periods that are affected by shared-based compensation. Because management will continue to review these financial measures calculated without taking into account the effects of the new requirements under 123R, upon implementation of 123R these financial measures are treated as "non-GAAP financial measures" under Securities and Exchange Commission rules. Management uses the non-GAAP financial measures for internal managerial purposes, including as a means to compare period-to-period results on both a segment basis and consolidated basis and as a means to evaluate the company's results on a consolidated basis compared to those of other companies. In addition, management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future consolidated basis financial results as in the document attached to this Form 8-K.

                  The company's share-based compensation programs are established and managed on a corporate-wide basis, including specification of grant types and amount ranges for employees by category and grade. Following implementation of 123R, segment managers will not be held accountable for share-based compensation charges impacting their business unit's operating income (loss) and accordingly share-based compensation charges will be excluded from the company's measure of segment profitability (operating income). Therefore, the review of segment results by management and the Board of Directors will exclude share-based compensation.

                  Additionally, management and the Board of Directors will continue to compare the company's historical consolidated results of operations (revenue, gross margin, research and development, marketing, general and administrative expenses, operating income as well as net income and EPS), excluding stock-based compensation, to financial information prepared on the same basis during the company's budget and planning process, to assess the business and to compare consolidated results to the objectives identified for the company. The company's budget and planning process commences with a segment-level evaluation - which, as noted above, excludes share-based compensation - and culminates with the preparation of a consolidated annual and/or quarterly budget that includes these non-GAAP financial measures (gross margin, research and development expenses, marketing, general and administrative expenses, operating income, income tax expense, net income and
                  EPS). This budget, once finalized and approved, serves as the basis for allocation of resources and management of operations. While share-based compensation is a significant expense affecting the company's results of operations, management excludes share-based compensation from the company's consolidated budget and planning process to facilitate period to period comparisons and to assess changes in gross margin dollar, net income and earnings per share targets in relation to changes in forecast revenue.

                  The company discloses this information to the public to enable investors who wish to more easily assess the company's performance on the same basis applied by management and to ease comparison on both a GAAP and non-GAAP basis among other companies, that separately identify share-based compensation expenses. In particular, as the company begins to apply 123R, the company believes that it is useful to investors to understand how the expenses and other adjustments associated with the application of 123R are being reflected on the company's income statements.

                  Although these non-GAAP financial measures adjust expense and diluted share items to exclude the accounting treatment of share-based compensation, they should not be viewed as a pro-forma presentation reflecting the elimination of the underlying share-based compensation programs, as those programs are an important element of the company's compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations. Management compensates for this aspect of the non-GAAP financial measures by evaluating the dilutive effect of the company's share-based compensation arrangements on the company's basic and diluted earnings per share calculations and by reviewing other quantitative and qualitative information regarding the company's share-based compensation arrangements, including the information provided in the Management's Discussion and Analysis section of the company's quarterly and annual financial reports under the caption "Employee Equity Incentive Plans."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    INTEL CORPORATION
                                                    (Registrant)

Date: January 17, 2006                        By:  /s/ Andy D. Bryant
                                                   ----------------------------
                                                   Andy D. Bryant
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Principal Accounting Officer